UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

TRxADE HEALTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6308 Benjamin Rd, Suite 708

Tampa, Florida 33634

(Address of Principal Executive Offices)

(866) 468-6535

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	MEDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On July 25, 2024, TRxADE HEALTH, INC., a Delaware corporation (the “Company”), entered into and closed an Agreement and Plan of Merger (the “Merger Agreement”) with MEDS Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), MEDS Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), and Scienture, Inc., a Delaware corporation (“Scienture”). Pursuant to the Merger Agreement, (i) Merger Sub I merged with and into Scienture (the “First Merger”), with Scienture continuing as the surviving entity and a wholly owned subsidiary of the Company, and (ii) Scienture merged with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving entity. In connection with the transactions and following the Preferred Stock Conversion (as defined below), the Company will change its name from “TRxADE HEALTH, INC.” to “Scienture Holdings, Inc.” and Merger Sub II, as the surviving entity of the Mergers, will change its name from “MEDS Merger Sub II, LLC” to “Scienture LLC”.

Scienture is a New York based, pre-revenue pharmaceutical research company. The Scienture team is a highly experienced team of industry professionals who are passionate about developing unique specialty product concepts and solutions that bring enhanced value to patients and healthcare systems. Scienture’s assets in development are across therapeutics areas, indications and cater to different market segments. Scienture’s mission is to identify, develop and bring to market innovative technology-based products to address unmet medical needs. It’s targeted portfolio consists of short term and long-term opportunities with efficient development, regulatory, and go to market strategies.

Merger Consideration

As consideration for the Mergers, at the effective time of the First Merger (the “First Effective Time”), the shares of Scienture common stock issued and outstanding immediately prior to the First Effective Time were converted into the right to receive, in the aggregate, (i) 291,555 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) which represents 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the effective time of the First Merger, and (ii) 6,826,713 shares of the Company’s Series X Non-Voting Convertible Preferred Stock, par value $0.00001 per share (the “Series X Preferred Stock”), each share of which is convertible into one share of Common Stock, subject to certain conditions described below.

Reference is made to the discussion of the Series X Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

The Board of directors of the Company (the “Board”) approved the Merger Agreement and the related transactions, and the consummation of the Mergers was not subject to approval of the Company’s stockholders.

Stockholder Approvals

Pursuant to the Merger Agreement, on July 25, 2024, a majority of the holders of the Company’s common stock entered into a written consent (the “Stockholder Consent”) (i) approving the conversion of the Series X Preferred Stock into shares of the company’s common stock (the “Preferred Stock Conversion”), (ii) authorizing the Company’s board of directors (the “Board”) to change the Company’s name to “Scienture Holdings, Inc.” (the “Name Change”), and (iii) approving an increase in the number of shares available to be awarded under the Company’s Second Amended and Restated 2019 Equity Incentive Plan, as amended, to five million shares of the Company’s common stock (the “Incentive Plan Share Increase” and, together with the Preferred Stock Conversion and the Name Change, the “Stockholder Approval Matters”).

In addition, the Company agreed to, as promptly as practicable after the closing, prepare and file with the Securities and Exchange Commission (the “SEC”) an information statement on Schedule 14C (the “Information Statement”) relating to the Stockholder Approval Matters. The Company will distribute the Information Statement to its stockholders as promptly as practicable after the Information Statement is filed with the SEC and either (i) the SEC has indicated it will not review the Information Statement or the SEC’s review is completed or (ii) at least ten days shall have passed since the Information Statement was filed with the SEC without receiving any correspondence from the SEC indicating that it intends to review the Information Statement.

The Stockholder Consent will be deemed effective on the 20th calendar day following the mailing of the Information Statement to the Company’s stockholders. The parties agreed that immediately following the effectiveness of the Stockholder Consent (a) the Preferred Stock Conversion will occur, (b) the Name Change will occur, and (c) the Incentive Plan Share Increase will become effective.

Representations and Warranties

The Merger Agreement contains a number of representations and warranties made by each of the Company and Scienture as of the date of the Merger Agreement or other specified dates. Certain of the representations and warranties are qualified by materiality and/or information provided in the disclosure schedules to the Merger Agreement.

No Survival

The representations and warranties of the parties contained in the Merger Agreement terminate at the First Effective Time, and only the covenants or agreements that by their terms survive the First Effective Time, or those covenants or agreements to be performed in whole or in part after the First Effective Time, shall survive the First Effective Time.

Covenants of the Parties

Each of the Company and Scienture has agreed to use its commercially reasonable efforts to consummate the transactions contemplated by the Merger Agreement. The Mergers were completed on July 25. The Merger Agreement also contains certain customary covenants by each of the parties.

The parties agreed that the post-closing board of directors will consist of seven directors, comprised of the Company’s five continuing directors and two directors designated by Scienture. The parties further agreed that the individuals serving as the chief executive officer and chief financial officer of the Company immediately after the closing will be the same individuals as that of the Company immediately prior to the closing.

Closing Conditions

The Merger Agreement contains customary conditions to closing, including the following mutual conditions of the parties: (i) no temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the transactions contemplated by the Merger Agreement shall have been issued by any court of competent jurisdiction or other governmental authority of competent jurisdiction and remain in effect and there shall not be any law which has the effect of making the consummation of the transactions contemplated by the Merger Agreement illegal; (ii) Scienture shall have obtained its required stockholder vote; (iii) the Company shall have received approval for the listing of additional shares of common stock on the Nasdaq Stock Market LLC (“Nasdaq”); (iv) the Company shall have satisfied its transaction expenses and net cash requirement as set forth in the Merger Agreement; (v) the Company shall have filed the Certificate of Designation (as defined below) with the Secretary of State of the State of Delaware; and (vi) as of the Closing, the Company shall have entered into an exchange agent agreement pertaining to the exchange of shares of Scienture’s common stock for shares of Common Stock and Series X Preferred Stock as contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Related Agreements

Lock-Up Agreements

Pursuant to the Merger Agreement, on July 25, 2024, the Company entered into lock-up agreements (the “Lock-Up Agreements”) with each of the directors and officers of the Company and Scienture as well as certain of the shareholders of the Company and Scienture (each, a “Locked-Up Party”) with respect to all of the Company’s securities held by such Locked-Up Parties (the “Lock-Up Securities”) immediately following the closing. Pursuant to the Lock-Up Agreements, each Locked-Up Party agreed not to transfer any Lock-Up Securities during the period commencing on the date of the Preferred Stock Conversion and ending on the earliest of (x) one hundred eighty (180) days after the date of the Preferred Stock Conversion or (y) the date after the Closing on which the Company completes a liquidation, merger, stock exchange, or other similar transaction with an unaffiliated third party resulting in all of its stockholders having the right to exchange their Lock-Up Securities for cash, securities, or other property.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the Lock-Up Agreements, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Consulting Agreements

Pursuant to the Merger Agreement, on July 25, 2024, the Company entered into consulting agreements with each of Suren Ajjarapu and Prashant Patel (each a “Consulting Agreement” and collectively the “Consulting Agreements”), the material terms of which will become effective upon Mr. Ajjarapu or Mr. Patel, as applicable, are no longer employed by the Company for any reason. Each Consulting Agreement will enable the Company to continue to receive critical support and management-related services from Mr. Ajjarapu and Mr. Patel for up to a period of two years after either Mr. Ajjarapu or Mr. Patel, as applicable, is no longer employed by the Company. Specifically, the Consulting Agreements state that the duties of Mr. Ajjarapu and Mr. Patel may include, but not necessarily be limited to (i) assisting with the development of the Company’s corporate strategies, organizational design, research and development, product commercialization, and such matters otherwise requested by Company officers; (ii) assisting with the ideation and analysis of financial structuring and accounting approaches and alternatives the Company should consider and can implement in the course of raising money, financing and funding its operations and initiatives, and optimizing its cost efficiencies and effectiveness; (iii) assisting with the creation and dissemination of corporate and financial information regarding the Company to the investment and financial community and public at large as requested by the Company through its authorized personnel, pursuant to applicable company policies; and (iv) other such consultation the Company’s officers deem useful to the Company’s management and within the scope of their expertise.

As consideration for Mr. Ajjarapu providing services under his Consulting Agreement, the Company has agreed (i) to reimburse Mr. Ajjarapu for reasonable and necessary costs and expenses associated with Mr. Ajjarapu’s services to the Company, including travel costs, research expenses, copy and production charges, and courier fees, as substantiated by statements submitted to and approved by the Company and (ii) to issue Mr. Ajjarapu 702,086 shares of the Company’s common stock (subject to certain equitable adjustments) in eight installments beginning on the date that Mr. Ajjarapu’s employment with the Company terminates for any reason. On such date, that certain Executive Employment Agreement, dated April 14, 2020, as amended on May 5, 2020, August 29, 2022 and January 17, 2023, referenced on the Current Reports on Form 8-K filed on April 16, 2020, May 7, 2020, September 1, 2020, and January 20, 2023, will terminate. In the event that Mr. Ajjarapu terminates his Consulting Agreement or the Company terminates his Consulting Agreement for cause, then the Company will owe no further compensation to him. A copy of Mr. Ajjarapu’s Consulting Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

As consideration for Mr. Patel providing services under his Consulting Agreement, the Company has agreed (i) to reimburse Mr. Patel for reasonable and necessary costs and expenses associated with Mr. Patel’s services to the Company, including travel costs, research expenses, copy and production charges, and courier fees, as substantiated by statements submitted to and approved by the Company and (ii) to issue Mr. Patel 614,325 shares of the Company’s common stock (subject to certain equitable adjustments) in eight installments beginning on the date that Mr. Patel’s employment with the Company terminates for any reason. On such date, that certain Executive Employment Agreement, dated May 24, 2013, as amended on August 29, 2022 and January 17, 2023, referenced on the Current Reports on Form 8-K filed on July 24, 2014, September 1, 2020, and January 20, 2023,, will terminate. In the event that Mr. Patel terminates his Consulting Agreement or the Company terminates his Consulting Agreement for cause, then the Company will owe no further compensation to him. A copy of Mr. Patel’s Consulting Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

The foregoing description of the Consulting Agreements does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreements is filed as Exhibits 10.2 and 10.3.

Registration Rights Agreement

Separately, the Company intends to enter into a Registration Rights Agreements in substantially the form attached hereto as Exhibit 10.4 to this Current Report on Form 8-K (the “Form Registration Rights Agreement”), which is incorporated herein by reference. The Form Registration Rights Agreement contemplates that the Company will prepare and file a resale registration statement with the SEC upon receiving a request from the Initiating Holders (as defined in the Form Registration Rights Agreement) in compliance with the terms of the Form Registration Rights Agreement. The Company anticipates that it will agree to use commercially reasonable efforts to cause this resale registration statement to become effective.

Under the Form Registration Rights Agreement, the Company has agreed to, among other things, indemnify the selling Holder (as defined in the Form Registration Rights Agreement), and the partners, members, directors, officers and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act of 1933, as amended (the “Securities Act”)) for each such Holder; and each individual, corporation, partnership, trust, limited liability company, association or other entity, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) against any Damages (as defined in the Form Registration Rights Agreement).

The foregoing description of the Form Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Form Registration Rights Agreement attached hereto as Exhibit 10.4.

Item 2.01. Completion of Acquisition or Disposition of Assets.

To the extent required, the information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The parties consummated the Mergers on July 25, 2024.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required, the information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The securities issued pursuant to the Merger Agreement have been and will be issued pursuant to and in accordance with the exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required, the information contained in Item 1.01, Item 2.01, and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Appointment of New Directors

In connection with the consummation of the Mergers, on July 25, 2024, the Company’s Board appointed Shankar Hariharan and Narasimhan Mani to the Board. It has not yet been determined on which committees of the Board either Dr. Hariharan or Dr. Mani will serve.

Set forth below is certain information concerning each new director’s past employment history, directorships held in public companies, if any, and their qualifications for service on the Board. None of Dr. Hariharan, Dr. Mani, nor their respective immediate family members (within the meaning of Item 404 of Regulation S-K), had or will have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Dr. Hariharan and Dr. Mani will be entitled to equity and cash compensation provided to all independent directors in accordance with the Company’s policies and practices.

Shankar Hariharan

Dr. Hariharan has over 37 years of experience in successfully leading branded, specialty and generic pharmaceutical businesses and has held several leadership positions at Scienture, Forest Labs, Par Pharmaceuticals and Amneal Pharmaceuticals. He most recently was the founder, president and chief executive officer of Scienture. At Amneal in his role as the Executive Vice President and Chief Scientific Officer, he oversaw Global Research & Development, Global Regulatory Affairs, and Specialty Product Development and was instrumental in the company achieving significant revenue growth (>$1.5B) with high profit margins. Prior to joining Amneal, Dr. Hariharan founded DermAct, an R&D organization specializing in new molecule discovery and product development for key indications in Dermatology, leading to the company’s successful acquisition. Dr. Hariharan obtained his bachelor’s degree in pharmacy at the Banaras Hindu University (BHU) in India and his Ph.D. in Pharmaceutical Sciences at Northeastern University in Boston, Massachusetts. Dr. Hariharan currently serves on the Board of Depymed, Inc. and on the Advisory Board of New Rhein Healthcare, LLC and MAA Laboratories.

Narasimhan Mani

Dr. Mani is an experienced healthcare professional with over 25 years of experience in the pharmaceutical industry. He most recently served as the President and Chief Executive Officer for Kesin Pharma Corporation, a Specialty Pharma company with a focus on commercializing specialty and brand products. His past roles include serving as the Chief Executive Officer of Xiromed LLC, a Generics and Specialty drug product company and as the VP, Global Corporate Strategy and BD, at Amneal Pharmaceuticals where he led all the company’s strategic initiatives across Global Strategy, Portfolio Management, Business Development and Commercial Operations. His previous experiences also include being the Corporate Finance and Strategic Planning Leader at Johnson & Johnson in New Brunswick, NJ in the pharmaceutical and medical device sectors. He also worked as a Research Scientist and Product Development leader during his time at Forest Laboratories and Par Pharmaceuticals. He is an invited member of the Executives-in-Residence at New Rhein Healthcare Investors, a life-sciences focused private equity firm and serves on the board of directors at Corsair Pharma, Inc., one of their portfolio companies. Dr. Mani’s journey in the pharmaceutical and healthcare space began with his B.Pharm (Hons.) from BITS, Pilani, India which he completed in 1995. His subsequent graduate degrees include M.S. Analytical Chemistry, from the University of Oklahoma, Norman in 1998, Ph.D. in Pharmaceutics, from the University of Georgia, Athens in 2003 and MBA in Finance and Marketing, from Columbia Business School, New York, NY in 2008. Dr. Mani is also the recipient of the 2021 Outstanding 50 Asian Americans in Business Award in September 2021.

Amendment to Second Amended and Restated 2019 Equity Incentive Plan

In addition to the transactions described above, the Company’s board of directors and stockholders approved an amendment to the Company’s Second Amended and Restated 2019 Equity Incentive Plan (the “2019 EIP”) increasing the available shares under the 2019 EIP to five million shares of the Common Stock as such common stock existed on July 24, 2024.

No other changes were made to the 2019 EIP, which is referenced on the Current Report on Form 8-K filed on May 28, 2021, and incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2024, the Company revoked the authorization to issue shares of the Company’s Series A Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”). Concurrently with revoking the Company’s authority to issue Series A Preferred Stock, the Company authorized the issuance of up to 9,211,246 shares of the Series X Preferred Stock, a new class of preferred stock. As reported above in Item 1.01, the Company has filed a Certificate of Designation of Preference, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware that sets forth the rights, preferences, powers, and restrictions of the shares of Series X Preferred Stock.

All issued and outstanding shares of Scienture, Inc.’s common stock were converted into the right to receive a combination of shares of Series X Preferred Stock and shares of the Common Stock in connection with the Merger. Specifically, former shareholders of Scienture, Inc. collectively have the right to obtain such shareholders’ pro rata share of 291,555 shares of Common Stock and 6,826,713 shares of Series X Preferred Stock. Shares of Common Stock and Series X Preferred Stock will be issued to former stockholders of Scienture, Inc. upon the exchange agent receiving the former stockholder’s executed letter of transmittal and such other documents reasonably required by the exchange agent or the Company.

The Certificate of Designation provides that, subject to any beneficial ownership limitations designated by former Scienture, Inc. stockholders, the shares of Series X Preferred Stock will automatically convert into shares of Common Stock at a 1:1 conversion ratio upon the earliest date permitted by the listing rules of the Nasdaq Stock Market following the date that the Company’s stockholders approve the Preferred Stock Conversion (the “Eligible Conversion Date”). Holders of the Series X Preferred Stock may convert, at any time after the Eligible Conversion Date, shares of the Series X Preferred Stock into shares of the Common Stock.

Holders of the Series X Preferred Stock are entitled to receive dividends on shares of the Series X Preferred Stock on an as-if-converted-to-Common-Stock basis, without regard to any beneficial ownership limitation described in a letter of transmittal, equal to and in the same form and manner as dividends are paid to holders of the shares of Common Stock. Subject to any requirements of the General Corporation Law of the State of Delaware, the Series X Preferred Stock has no voting rights. The Series X Preferred Stock ranks on parity with shares of Common Stock as to distributions of assets upon liquidation, dissolution, or winding up of the Company.

The foregoing description of the Certificate of Designation is qualified in its entirety by reference to the full text of the Certificate of Designation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company’s stockholders approved the Preferred Stock Conversion on July 25, 2024, however the Stockholder Consent will be deemed effective on the 20th calendar day following the mailing of the Information Statement to the Company’s stockholders.

Item 7.01. Regulation FD Disclosure.

On July 26, 2024, the Company and Scienture issued a joint press release announcing, among other things, the consummation of the Mergers and the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements regarding stockholder approval of the conversion rights of the non-voting convertible preferred stock. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Additional Information and Where to Find It

In connection with the transaction contemplated by the Merger Agreement, the Company intends to file relevant materials with the SEC, including the Information Statement. The Company will mail the Information Statement to its stockholders.

Investors and stockholders are urged to read these materials when they become available because they will contain important information about the Company and the transactions contemplated by the Merger Agreement. This communication is not a substitute for the Information Statement or any other documents that the Company may file with the SEC or send to stockholders. Investors and stockholders may obtain free copies of the documents filed with the SEC, once available, on the SEC’s website at www.sec.gov or by directing a request to the Company at 6308 Benjamin Rd, Suite 708, Tampa, Florida 33634, Attention: Secretary; or by phone at (866) 468-6535.

No Offer or Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions contemplated by the Merger Agreement and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Pursuant to Item 9.01(a)(3), no financial statements are being filed with this Current Report on Form 8-K. To the extent that financial statements are determined to be required, such financial statements will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this initial Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

Pursuant to Item 9.01 (b)(2), no pro forma financial information is being filed with this Current Report on Form 8-K. To the extent that pro forma financial information is determined to be required, such pro forma financial information will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated July 25, 2024, by and among TRxADE HEALTH, INC., MEDS Merger Sub I, Inc., MEDS Merger Sub II, LLC, and Scienture, Inc.

3.1	Certificate of Designation of Preference, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock.

10.1	Form of Lock-Up Agreement.

10.2	Consulting Agreement, dated July 25, 2024, by and between TRxADE HEALTH, INC. and Surendra K. Ajjarapu.

10.3	Consulting Agreement, dated July 25, 2024, by and between TRxADE HEALTH, INC. and Prashant Patel.

10.4	Form of Registration Rights Agreement.

99.1	Joint Press Release, dated July 26, 2024.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer

Date: July 31, 2024